1 Ascend Acquisition Corp. Merger with e.PAK Resources (S) Pte. Ltd. February 2008 Exhibit 99.2

Cautionary Statements
THE ATTACHED SLIDESHOW WAS FILED ON FEBRUARY 15, 2008 ON FORM 8-K.  ASCEND IS HOLDING
FROM TIME TO TIME PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER
PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ASCEND’S SECURITIES, REGARDING ITS
ACQUISITION OF E.PAK RESOURCES (S) PTE. LTD., AS DESCRIBED IN THE REGISTRATION STATEMENT
ON FORM S-4 BY ePAK INTERNATIONAL LIMITED, THE PUBLIC COMPANY FOLLOWING THE TRANSACTION
FILED ON FEBRUARY 1, 2008.  THE ATTACHED SLIDESHOW, AS WELL AS THE 8-K AND S-4, MAY BE
DISTRIBUTED TO ATTENDEES OF THESE PRESENTATIONS. ASCEND AND ITS DIRECTORS AND
EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR
THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION, AS WELL AS
THE RELATED REDOMESTICATION OF THE PUBLIC COMPANY TO BERMUDA (“BERMUDA PUBCO”).
STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN
AVAILABLE, ASCEND’S FINAL PROSPECTUS AND PROXY STATEMENT IN CONNECTION WITH THE
EXCHANGE OF BERMUDA PUBCO’S SHARES AND WARRANTS FOR THE OUTSTANDING SHARES AND
WARRANTS OF ASCEND AND ASCEND’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING
BECAUSE THIS DOCUMENT WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ
ASCEND’S FINAL PROSPECTUS FROM THE IPO, DATED MAY 11, 2006, FOR A DESCRIPTION OF THE
SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND OF OTHER INTERESTED PERSONS
AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS
COMBINATION.  THE FINAL PROSPECTUS AND PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS
AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS WILL
ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND PROXY STATEMENT, WITHOUT
CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP, 435 DEVON PARK DRIVE,
BUILDING 400, WAYNE, PENNSYLVANIA 19087.  THE PRELIMINARY AND FINAL PROSPECTUSES AND
PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED,
WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE
(HTTP://WWW.SEC.GOV). CURRENT FILINGS AND FUTURE FILINGS WILL BE UNDER THE ISSUER NAME
ePAK INTERNATIONAL LIMITED.

Forward Looking Statements
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
THIS PRESENTATION AND ACCOMPANYING ORAL REMARKS MAY CONTAIN FORWARD-LOOKING
STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE DESCRIBED.  SUCH FACTORS INCLUDE, BUT ARE NOT
LIMITED TO, THE COMPANY’S ABILITY TO EFFECT A BUSINESS COMBINATION, EPAK’S ABILITY TO
GROW FUTURE REVENUES AND EARNINGS, CHANGES IN DEMAND FOR EPAK’S PRODUCTS,
MARKET ACCEPTANCE OF THE COMPANY’S PRODUCTS, CHANGES IN THE LAWS OF THE PEOPLE’S
REPUBLIC OF CHINA THAT AFFECT THE COMPANY’S OPERATIONS, RISKS OF BEING DOMICILED
OUTSIDE OF THE UNITED STATES AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE
COMPANY'S FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND
OTHER REGULATORY AUTHORITIES INCLUDING THE PROSPECTUS AND PROXY STATEMENT TO BE
FILED IN CONNECTION WITH THE PROPOSED ACQUISITION. THE COMPANY UNDERTAKES NO
OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER
AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. AS USED HEREIN, THE
"COMPANY" MEANS THE COMBINED ENTITIES ASCEND ACQUISITION CORPORATION, THE BERMUDA
PUBLIC COMPANY AND EPAK RESOURCES (S) PTE LTD, FOLLOWING THE INTENDED ACQUISITION
OF EPAK BY ASCEND. THIS PRESENTATION SUPERSEDES ANY PRIOR INVESTOR PRESENTATION
FILED UNDER A CURRENT REPORT ON FORM 8-K REGARDING THE TRANSACTIONS DESCRIBED
HEREIN. EPAK’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR 2002 AND 2003 IN
THE EXHIBITS HERETO HAS BEEN PREPARED BY EPAK AS A PRIVATE COMPANY, AND WAS
PREPARED IN ACCORDANCE WITH THE PUBLISHED RULES AND REGULATIONS OF THE SINGAPORE
FINANCIAL REPORTING STANDARD AND HAS NOT BEEN AUDITED UNDER UNITED STATES
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION
S-X. FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR PERIODS OTHER THAN 2002 AND
2003 HAVE BEEN PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED
ACCOUNTED PRINCIPLES. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE EXHIBITS
HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

ePAK Investment Merits
Leading full service supplier of semiconductor transfer and handling products
Over 500 customers worldwide including Toshiba, Texas Instruments and Seagate
No single customer accounts for more than 10% of sales
PRC-based operations led by veteran semiconductor industry team
Accelerating revenue and earnings growth
Revenues have a CAGR of 30%
Capital infusion provides further acceleration
Sustainable high margins
Mission critical for customer manufacturing yields
High barriers to entry
Advanced low cost manufacturing
Consistent market growth, low volatility
Single-use consumable products, recurring revenue stream
Demand driven by consistent semiconductor unit-volume growth
Multiple opportunities for large scale growth in $40 billion market

Post Transaction Capitalization
Investment Primary Shares Fully Diluted
Fully Diluted +
Incentive Shares   Ownership Percent
Initial Final
ePak Shareholders 8,601,002             8,601,002             8,866,577                   50.10% 28.09%
SPAC Investors
Common $38,502,000 8,566,667             8,566,667             8,566,667                   49.90% 27.14%
Warrants $70,666,670 14,133,334           14,133,334                 44.77%
TOTALS $109,168,670 17,167,669           31,301,003           31,566,578                 100.00% 100.00%
Approximate cash at closing $35,000,000
Approximate cash from Warrants exercised $70,666,670
Total Cash $105,666,670
Includes incentive shares

Incentive Based Compensation
Owners of ePAK, on an all-or-none-basis each year, will be issued
88,525 shares
of common stock if they achieve EBITDA in the
following amounts for 2008, 2009, and 2010:
Year EBITDA (USD) Enterprise Value/EBITDA
2008 $  14,727,000 4.4x
2009 $  24,268,000 2.6x
2010 $  37,935,000 1.7x

ePAK Overview
Dedicated to servicing the Semiconductor and
Electronics Industry
Founded in 1999
600,000 sq foot central manufacturing: Shenzhen, PRC
Executive Offices:  Austin, TX
9 sales offices, 40 warehouses worldwide
Over 500 customers
1,500 employees
100+ English-speaking engineering and technical staff
ePak provides its customers with a combination of highly engineered customized products, value added services, delivery logistics and customer service

Core management team 15 years in partnership
Semiconductor industry veterans
75 top sales and senior manufacturing executives together since 1992
23 patents granted, 31 patents pending
Officer Position Years in
Industry
Previous Experience
Steve Dezso CEO 20 Peak, E-Systems
MS Khoo COO 25 Peak, AMD, Thomson
Jim Thomas CTO 23 Peak, Compaq, TI
Richard Brook EVP Business Development 25 Peak, TI
Jason Lee Senior VP Finance 5 Ernst & Young
Chun Chok Senior VP South Asia Sales 16 Peak
Jeff Blaine Senior VP North Asia Sales 23 Peak, TI
Executive Team

9 Systems Automated Handling Back End Assembly & Test Front End Wafer Fabrication ePAK Provides Solutions from “Start to Finish” ePAK Value Chain

Favorable Market Environment
Highly fragmented global
semiconductor market
ePAK’s
products represent
<2% of customers’
total cost
Customer demand driven by
semiconductor unit volumes
Consistent YOY growth
Not subject to cyclical
semiconductor capital equipment
volatility
11% CAGR
Silicon Wafer Demand
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
11% CAGR
Total Integrated Circuits
0
50,000
100,000
150,000
200,000
250,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Source: VLSI Research

Value Proposition
Design & Engineering
Unit volume driven and single use products
Engineering expertise
Proprietary products
Precision design and specifications
Highly customized
Service & Logistics
Customized vendor-managed inventory
Minimize expensive customer downtime
On-time delivery
Maximize customer efficiency
Manufacturing
Precision cleanroom manufacturing
Low-cost, world-class facilities
Proprietary methods
Customers’ problems are ePAK’s Opportunities

PHILIPS

SAMSUNG

TOSHIBA

intel

freescale semiconductor

TEXAS INSTRUMENTS

IBM

ePAK

9 sales offices, 40 warehouses worldwide
Low cost, large scale manufacturing center
Central to semiconductor manufacturing
Short supply lines drive service advantage
Central Manufacturing, Global Supply
75%
15%
10%

●	●	●	●	●	●
●	●	◑	◑	○	○
◑	◑	○	○	○	○
○	○	○	○	○	○

ePAK

ePAK
Diversified
(ENTG, 3M, ITW)
Niche
(Advantek, Peak,
CPAK)
Regional
(Dou Yee, Shinon)
Global
Service
Large
Capacity
Broad
Offering
Same Day
Delivery
Vertical
Integration
ePAK Competitive Advantage
Engineering
Partnership

New Products
10% of Sales
Wafer Handling
30% of Sales

$40 B TAM
2008
$500 M TAM
2005 2001
Tape & Reel
20% of Sales
$150 M TAM

Industry focused, rapid adoption, brand equity
Driven by new product introductions
Capitalizing on underlying business model strengths
Business Strategy Builds on Strengths
1999
IC Handling Trays
40%  of Sales
$250 M TAM

Organic Growth
Every $1.00 of capital expenditure generates $2.00 of sustainable annual revenue and $0.80 of gross profits
Acquisition Growth
Highly fragmented industry open for consolidation
Active dialogue with 20 targets
• $20mn-$60mn in revenue per target
• 10% EBITDA margin
• Immediate accretion to earnings
Capacity Growth
Recent expansion has tripled manufacturing space and doubled clean room space
Existing excess customer demand
Increased capacity and enhanced operational efficiency
Research & Development
Increase by 200% - 300%
Products currently in development:
High purity silicon handling
High density disk drive products
Other customer driven solutions
ePAKs’ Growth Strategy

Latest Growth Driver, Wafer Handling
Entered in 2005
~5% of TAM
Largest ePAK performance driver
Sales: 2005 = 12%, 2006 = 22%, 2007
= 35%
50% - 60% gross margin range
Historically dominated by Entegris (80%
of TAM)

Growth within Sales, CF from Ops, and CapEX
Audited results for 2004-2006 prepared in accordance with US GAAP; Audited 2002 and 2003 results prepared in accordance with  Singapore
GAAP; Unaudited 2007 estimates.

CF from Ops ($ in millions)
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
CF from Ops $0.7 $1.2 $5.2 $6.5 $12.4 $14.9
2002 2003 2004 2005 2006 2007
84% CAGR
Sales ($ in millions)
$0
$10
$20
$30
$40
$50
Sales
$12.5 $15.4 $21.7 $27.0 $36.1 $46.7
2002 2003 2004 2005 2006 2007
30% CAGR
Capital Expenditures ($ in millions)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
Cap Ex
$2.2 $2.6 $3.3 $3.3 $5.1 $5.6
2002 2003 2004 2005 2006 2007

18
Use of Proceeds
Investment in equipment and cleanrooms, rapid returns
Increase capacity to accelerate growth
Acquisition Growth
Highly fragmented industry open for opportunities
Active dialogue with 20 targets
• $20mn-$60mn in revenue per target
• 10% EBITDA margin
• Immediate accretion to earnings
• Existing product line expansion
• New product lines
New product development
High purity silicon handling
High density disk drive
Customer driven

Investment Summary
Leading full service supplier of semiconductor transfer and handling products
Central, PRC-based operations led by veteran semiconductor industry team
Accelerating revenue and earnings growth
Advanced low cost manufacturing
Consistent market growth, low volatility, consumable product
Multiple opportunities for large scale growth in a $40 billion market

Appendix

Summary Income Statement
Notes:
Higher raw material costs, large scale facilities expansion and high cost subcontract manufacturing due to demand outpacing internal capacity contributed to the decrease in FY07 margins versus FY06. Meanwhile, 4Q07 margins showed a marked improvement as selling prices were adjusted to compensate for raw material costs. Further improvements are anticipated as our manufacturing capacity is expanded to fill available space and high cost subcontracting can be pulled back in-house.
* To be provided with 2007 audit by E & Y
Prepared in accordance with US GAAP. EBITDA excludes certain non-cash expenses items as shown on the U.S. GAAP statement of cash flows
US$ in '000s 2004 2005 2006 2007 Target
( Preliminary
unaudited subject
to change )
Revenues $21,732 $27,013 $36,146 $46,675
Growth 41.4% 24.3% 33.8% 29.1% 45.0%
Gross Profit
$7,175 $9,052 $13,063 $16,352
Margins 33.0% 33.5% 36.1% 35.0% 42.0%
EBITDA
$2,032 $3,430 $5,744
*
Margins 9.4% 12.7% 15.9% 24.0%
Net Income
-$88 $103 $2,179
*
Margins -0.4% 0.4% 6.0% 18.0%

Comparative Valuation
Company Name
TEV/LTM
EBITDA
Forward
TEV/LTM LTM P/E
EBITDA
Market
Cap
Stock
Price
LTM
Revenue
LTM
EBITDA
LTM Net EBITDA
Income Margin
Net
Income
Margin
Asyst Technologies, Inc. (ASYT)
5.4x 3.4x 50.8x 130 2.63 490 35 3 7.2%
0.5%
ATMI Inc. (ATMI)
9.8x 8.7x 25.5x 921 27.34 350 69 38 19.8%
10.9%
Cabot Microelectronics Corp. (CCMP)
8.1x 8.0x 21.8x 806 33.77 350 74 37 21.1%
10.6%
Cree Inc. (CREE)
16.8x 11.9x 56.7x 2,720 31.66 434 101 40 23.2%
9.2%
Entegris Inc. (ENTG)
8.6x 8.1x 19.9x 881 7.63 638 95 50 14.9%
7.8%
FormFactor, Inc. (FORM)
3.9x 5.8x 12.8x 1,010 20.76 440 121 80 27.5%
18.1%
Illinois Tool Works (ITW)
9.2x 8.5x 14.5x 26,300 48.84 16,170 3,130 1,830 19.4%
11.3%
MEMC Electronic Materials (WFR)
14.9x 12.5x 21.5x 17,460 76.56 1,920 930 826 48.4%
43.0%
Mean
9.6x 8.4x 27.9x 6,279 31.15 2,599 569 363 22.7%
13.9%
ePak(Based $50.6M transaction consideration)
7.7x 20.2x
($ in millions, except per share data)

Don K. Rice – Chairman and CEO
Co-founder of Ascend Acquisition Corporation
Responsible for overseeing investment and management of ~$1billion in ~80 private companies
1989 to current, Managing Partner of RSTW Partners and Capital Point Partners
Invests primarily in the subordinated debt/minority equity of micro cap companies
1984 to 1988
President and CEO of First Texas Merchant Banking Group
Specialized in providing subordinated debt financing
Vice President of PruCapital (Prudential Insurance Company)
B.B.A and M.B.A from University of Texas
Steve Dezso – CEO
1999 to current, ePAK’s President, CEO, and director
Vice President of Peak International Limited
Responsible for North American operations
Vice President Business Development PC Markets for NonVolatile Electronics and Design
engineer for E-Systems
Bachelor of Science degree in Electrical Engineering and Masters of Business Administration
degree from University of Texas
Strong Management Team

Amalgamation/Redomicile in Bermuda
Surviving company ePAK International Limited
Bermuda registered corporation
All common stock and warrants outstanding exchanged 1:1
Tax efficient corporate structure
Preserves capital and retained earnings where they are most efficiently deployed
NASDAQ listed, prospective ticker EPAK

25 Semiconductor & Electronics ePAK Focus

Ascend Acquisition Corporation
Don K. Rice, Chairman and CEO
435 Devon Park Drive, Bldg. 400
Wayne, PA 19087
Phone: 610-519-1336
don@ascendgrowth.com
www.ascendgrowth.com
ePAK International Inc.
Steve Dezso, CEO
4926 Spicewood Springs, #200
Austin, TX 78759
Phone: 512-231-8083
steve.dezso@epak.com
www.epak.com
Investor Relations
Crocker Coulson, President
CCG Elite
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone:  646-213-1915
crocker.coulson@ccgir.com
www.ccgir.com
Contact Information